EXHIBIT 99.2














                            PERFISANS HOLDINGS, INC.

                          SECURITIES PURCHASE AGREEMENT

                                 MARCH 21, 2005












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                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

1.   AGREEMENT TO SELL AND PURCHASE............................................1

2.   FEES AND WARRANT..........................................................1

3.   CLOSING, DELIVERY AND PAYMENT.............................................2
     3.1        Closing........................................................2
     3.2        Delivery.......................................................2

4.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.............................2
     4.1        Organization, Good Standing and Qualification..................3
     4.2        Subsidiaries...................................................3
     4.3        Capitalization; Voting Rights..................................4
     4.4        Authorization; Binding Obligations.............................4
     4.5        Liabilities....................................................5
     4.6        Agreements; Action.............................................5
     4.7        Obligations to Related Parties.................................6
     4.8        Changes........................................................6
     4.9        Title to Properties and Assets; Liens, Etc.....................7
     4.10       Intellectual Property..........................................8
     4.11       Compliance with Other Instruments..............................8
     4.12       Litigation.....................................................9
     4.13       Tax Returns and Payments.......................................9
     4.14       Employees......................................................9
     4.15       Registration Rights and Voting Rights.........................10
     4.16       Compliance with Laws; Permits.................................10
     4.17       Environmental and Safety Laws.................................10
     4.18       Valid Offering................................................11
     4.19       Full Disclosure...............................................11
     4.20       Insurance.....................................................11
     4.21       SEC Reports...................................................11
     4.22       Listing.......................................................12
     4.23       No Integrated Offering........................................12
     4.24       Stop Transfer.................................................12
     4.25       Dilution......................................................12
     4.26       Patriot Act...................................................12

5.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER..........................13
     5.1        No Shorting...................................................13
     5.2        Requisite Power and Authority.................................13
     5.3        Investment Representations....................................13
     5.4        Purchaser Bears Economic Risk.................................14
     5.5        Acquisition for Own Account...................................14
     5.6        Purchaser Can Protect Its Interest............................14
     5.7        Accredited Investor...........................................14
     5.8        Legends.......................................................14


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6.   COVENANTS OF THE COMPANY.................................................15
     6.1        Stop-Orders...................................................15
     6.2        Listing.......................................................15
     6.3        Market Regulations............................................16
     6.4        Reporting Requirements........................................16
     6.5        Use of Funds..................................................16
     6.6        Access to Facilities..........................................16
     6.7        Taxes.........................................................17
     6.8        Insurance.....................................................17
     6.9        Intellectual Property.........................................18
     6.10       Properties....................................................18
     6.11       Confidentiality...............................................18
     6.12       Required Approvals............................................18
     6.13       Reissuance of Securities......................................19
     6.14       Opinion.......................................................20
     6.15       Margin Stock..................................................19
     6.16       Restricted Cash Disclosure....................................19
     6.17       Financing Right of First Refusal..............................19
     6.18       Foreign Security Agreements and Guarantees....................19

7.   COVENANTS OF THE PURCHASER...............................................21
     7.1        Confidentiality...............................................21
     7.2        Non-Public Information........................................21

8.   COVENANTS OF THE COMPANY AND PURCHASER REGARDING INDEMNIFICATION.........21
     8.1        Company Indemnification.......................................21
     8.2        Purchaser's Indemnification...................................21

9.   CONVERSION OF CONVERTIBLE NOTE...........................................21
     9.1        Mechanics of Conversion.......................................21

10.  REGISTRATION RIGHTS......................................................23
     10.1       Registration Rights Granted...................................23
     10.2       Offering Restrictions.........................................23

11.  MISCELLANEOUS............................................................23
     11.1       Governing Law.................................................23
     11.2       Survival......................................................24
     11.3       Successors....................................................24
     11.4       Entire Agreement..............................................24
     11.5       Severability..................................................24
     11.6       Amendment and Waiver..........................................24
     11.7       Delays or Omissions...........................................24
     11.8       Notices.......................................................25
     11.9       Attorneys' Fees...............................................26
     11.10      Titles and Subtitles..........................................26
     11.11      Facsimile Signatures; Counterparts............................26
     11.12      Broker's Fees.................................................26
     11.13      Construction..................................................26


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                            LIST OF EXHIBITS
--------------------------------------------------------------------------------
Form of Convertible Term Note........................................  Exhibit A
Form of A Warrant....................................................  Exhibit B
Form of B Warrant....................................................  Exhibit C
Form of C Warrant....................................................  Exhibit D
Form of Opinion......................................................  Exhibit E
Form of Escrow Agreement.............................................  Exhibit F
Form of Registration Rights Agreement................................  Exhibit G


























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                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made and entered into as of March 21, 2005, by and between Perfisans Holdings, Inc., a Maryland corporation (the "Company"), PERFISANS NETWORKS CORPORATION, an Ontario corporation and wholly-owned subsidiary of the Company (the Subsidiary"), and the Investors identified on Schedule A hereto, (collectively the "Purchaser").

                                    RECITALS

         WHEREAS, the Company has authorized the sale to the Purchaser of a Convertible Term Note in the aggregate principal amount of One Million Two Hundred Thousand Dollars ($1,200,000) (as amended, modified or supplemented from time to time, the "Note"), which Note is convertible into shares of the Company's common stock, $0.001 par value per share (the "Common Stock") at an initial fixed conversion price of $0.3375 per share of Common Stock ("Fixed Conversion Price");

         WHEREAS, the Company wishes to issue a warrant (the "A Warrant") to the Purchaser to purchase up to 1,777,778 shares of the Company's Common Stock (subject to adjustment as set forth therein) in connection with Purchaser's purchase of the Note;

         WHEREAS, the Company wishes to issue a warrant (the "B Warrant") to the Purchaser to purchase up to 3,500,000 shares of the Company's Common Stock (subject to adjustment as set forth therein) in connection with Purchaser's purchase of the Note;

         WHEREAS, the Company wishes to issue a warrant (the "C Warrant") to the Purchaser to purchase up to 1,777,778 shares of the Company's Common Stock (subject to adjustment as set forth therein) in connection with Purchaser's purchase of the Note;

         WHEREAS, the Company wishes to issue a warrant (the "D Warrant") to the Purchaser to purchase up to 888,888 shares of the Company's Common Stock in connection with the Purchaser's purchase of the Note.

         WHEREAS, Purchaser desires to purchase the Note and the Warrants (as defined in Section 2) on the terms and conditions set forth herein; and

         WHEREAS, the Company desires to issue and sell the Note and Warrants to Purchaser on the terms and conditions set forth herein.

         WHEREAS, in connection with the transactions contemplated by this Agreement, the Company and the Subsidiary are entering into certain other agreements including the Note, the Warrants, the Guarantee, the Investor Registration Rights Agreement, the Escrow Agreement, the Security Agreement and the Security Pledge Agreement (collectively, the "Related Agreements").

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AGREEMENT TO SELL AND PURCHASE. Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 3), the Company agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, a Note in the aggregate principal amount of $1,200,000 convertible in accordance with the terms thereof into shares of the Company's Common Stock in accordance with the terms of the Note and this Agreement. The Note purchased on the Closing Date shall be known as the "Offering." A form of the Note is annexed hereto as Exhibit A. The Note will mature on the Maturity Date (as defined in the Note). Collectively, the Note, Warrants and Common Stock issuable in payment of the Note, upon conversion of the Note and upon exercise of the Warrants are referred to as the "Securities."

2.  FEES AND WARRANTS. On the Closing Date:

          (a) The Company will issue and deliver to the Purchaser a Warrant to purchase up to 1,777,778 shares of Common Stock in connection with the Offering (as amended, modified or supplemented from time to time, the "A Warrant") pursuant to
                 Section 1 hereof. The A Warrant must be delivered on the Closing Date. A form of the A Warrant is annexed hereto as Exhibit B. The Company will also deliver a Warrant to purchase up to 3,500,000 shares at $2.00 per share exercisable for a period of three (3) years (the "B" Warrant). The company will also deliver a Warrant to purchase up to 1,777,778 shares exercisable for a period of six (6) months from the date hereof (the "C Warrant"). The Company will also deliver a Warrant to purchase up to 888,888 shares exercisable for a period of six months from the date hereof. The A Warrants, the B Warrants, the C Warrants and the D Warrants are collectively referred to as the "Warrants". All the representations, covenants, warranties, undertakings, and indemnification, and other rights made or granted to or for the benefit of the Purchaser by the Company are hereby also made and granted in respect of the Warrants and shares of the Company's Common Stock issuable upon exercise of the Warrants (collectively the "Warrant Shares").

          (b) The Closing Payment and the expenses referred to in the preceding clause (c) (net of deposits previously paid by the Company) shall be paid at closing out of funds held pursuant to a Escrow Agreement (as defined below) and a disbursement letter (the "Disbursement Letter").





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3.   CLOSING, DELIVERY AND PAYMENT.

         3.1 CLOSING. Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (the "Closing"), shall take place on the date hereof, at such time or place as the Company and Purchaser may mutually agree (such date is hereinafter referred to as the "Closing Date").

         3.2 DELIVERY. Pursuant to the Escrow Agreement, at the Closing on the Closing Date, the Company will deliver to the Purchaser, among other things, a
Note in the form attached as Exhibit A representing the aggregate principal amount of $1,200,000 and Warrants in the form attached as Exhibit B, Exhibit C, Exhibit D and Exhibit E in the Purchaser's name representing 1,777,778 Warrant Shares, 3,500,000 Warrant Shares, 1,777,778 Warrant Shares and 888,888 Warrant Shares, respectively, and the Purchaser will deliver to the Company, among other things, the amounts set forth in the Disbursement Letter by certified funds or wire transfer.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser as follows (which representations and warranties are supplemented by the Company's filings under the Securities Exchange Act of 1934 made prior to the date of this Agreement (collectively, the "Exchange Act Filings"), copies of which have been provided to the Purchaser):

         4.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Each of the Company and its Subsidiary is a corporation, partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and it Subsidiary has the corporate power and authority to own and operate its properties and assets, to execute and deliver (i) this Agreement, (ii) the Note and the Warrant to be issued in connection with this Agreement, (iii) the Security Agreement dated as of the date hereof between the Company, the Subsidiary and the Purchaser (as amended, modified or supplemented from time to time, the "Security Agreement"), (iv) the Registration Rights Agreement relating to the Securities dated as of the date hereof between the Company and the Purchaser (as amended, modified or supplemented from time to time, the "Registration Rights Agreement"), (v) the Escrow Agreement dated as of the date hereof among the Company, the Purchaser and the escrow agent referred to therein, substantially in the form of Exhibit D hereto (as amended, modified or supplemented from time to time, the "Escrow Agreement"), (x) all other agreements related to this Agreement and the Note and referred to herein (the preceding clauses (ii) through (x), collectively, the "Related Agreements"), to issue and sell the Note and the shares of Common Stock issuable upon conversion of the Note (the "Note Shares"), to issue and sell the Warrant and the Warrant Shares, and to carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted. Each of the Company and the Subsidiary is duly qualified and is authorized to do business and is in good standing as a foreign corporation, partnership or limited liability company, as the case may be, in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so has not, or could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company and it Subsidiaries, taken individually and as a whole (a "Material Adverse Effect").

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         4.2 SUBSIDIARIES.  Each direct and indirect  Subsidiary of the Company, the direct owner of such Subsidiary and its percentage ownership thereof, is set forth on Schedule 4.2. For the purpose of this Agreement, a "Subsidiary" of any person or entity means (i) a corporation or other entity whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other persons or entities performing similar functions for such person or entity, are owned, directly or indirectly, by such person or entity or (ii) a corporation or other entity in which such person or entity owns, directly or indirectly, more than 50% of the equity interests at such time.

         4.3  CAPITALIZATION; VOTING RIGHTS.

              (a) The authorized capital stock of the Company, as of the date hereof consists of 51,000,000 shares, of which 50,000,000 are shares of Common Stock, par value $.001 per share, 39,720,189 shares of which are issued and outstanding and 21,000,000 are shares of preferred stock, par value $.001 per share of which 0 shares of preferred stock are issued and outstanding. The authorized capital stock of each Subsidiary of the Company is set forth on Schedule 4.3.

              (b) Except as disclosed on Schedule 4.3 and the Exchange Act Filings, other than: (i) the shares reserved for issuance under the Company's stock option plans; and (ii) shares which may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Except as disclosed on Schedule 4.3, neither the offer, issuance or sale of any of the Note or the Warrant, or the issuance of any of the Note Shares or Warrant Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

              (c)   All issued and  outstanding  shares of the Company's  Common
                    Stock: (i) have been duly authorized and validly issued and are fully paid and nonassessable; and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

              (d) The rights, preferences, privileges and restrictions of the shares of the Common Stock are as stated in the Company's Certificate of Incorporation (the "Charter"). The Note Shares and substantially all of the Warrant Shares have been duly and validly reserved for issuance and further the Company covenants to increase its authorized capital to 150,000,000 shares of Common Stock within 30 days of the date hereof. When issued in compliance with the provisions of this Agreement and the Company's Charter, the Securities will be validly issued, fully paid and nonassessable,



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                    and  will be free of any  liens or  encumbrances;  provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

         4.4 AUTHORIZATION; BINDING OBLIGATIONS. All corporate, partnership or limited liability company, as the case may be, action on the part of the Company and the Subsidiary (including the respective officers and directors) necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company and the Subsidiary hereunder and under the other Related Agreements at the Closing and, the authorization, sale, issuance and delivery of the Note and Warrant has been taken or will be taken prior to the Closing. This Agreement and the Related Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of each of the Company and the Subsidiary, enforceable against each such person in accordance with their terms, except:

              (a)   as   limited   by   applicable    bankruptcy,    insolvency,
                    reorganization,   moratorium   or  other   laws  of  general
                    application affecting enforcement of creditors' rights; and

              (b) general principles of equity that restrict the availability of equitable or legal remedies.

The sale of the Note and the subsequent conversion of the Note into Note Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The issuance of the Warrant and the subsequent exercise of the Warrant for Warrant Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

         4.5 LIABILITIES. Neither the Company nor the Subsidiary has any contingent liabilities, except current liabilities incurred in the ordinary course of business and liabilities disclosed in any Exchange Act Filings.

         4.6 AGREEMENTS; ACTION. Except as set forth on Schedule 4.6 or as disclosed in any Exchange Act Filings:

              (a) there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company or the Subsidiary is a party or by which it is bound which may involve: (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $50,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business); or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of "off the shelf" or other standard products); or (iii) provisions restricting the development, manufacture or distribution of the Company's products or services; or (iv) indemnification by the Company with respect to infringements of proprietary rights.


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

              (b) Since December 31, 2003, except as disclosed in any Exchange Act Filing, neither the Company nor the Subsidiary has: (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) incurred any indebtedness for money borrowed or any other liabilities (other than ordinary course obligations) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate;
                    (iii) made any loans or advances to any person not in excess, individually or in the aggregate, of $100,000, other than ordinary course advances for travel expenses; or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

              (c) For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

         4.7 OBLIGATIONS TO RELATED PARTIES. Except as set forth on Schedule 4.7, there are no obligations of the Company or the Subsidiary to officers, directors, stockholders or employees of the Company or the Subsidiary other than:

              (a) for payment of salary for services rendered and for bonus payments;

              (b) reimbursement for reasonable expenses incurred on behalf of the Company and the Subsidiary;

              (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company); and

              (d) obligations listed in the Company's financial statements or disclosed in any of its Exchange Act Filings.

Except as described above or set forth on Schedule 4.7, none of the officers, directors or, to the best of the Company's knowledge, key employees or stockholders of the Company or any members of their immediate families, are indebted to the Company, individually or in the aggregate, in excess of $50,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company and no agreements, understandings or


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proposed  transactions are contemplated between the Company and any such person.
Except as set forth on Schedule 4.7, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         4.8  CHANGES.  Since  December  31,  2003,  except as  disclosed in any
Exchange Act Filing or in any Schedule to this Agreement or to any of the Related Agreements, there has not been:

              (a) any change in the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company or the Subsidiary, which individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

              (b) any resignation or termination of any officer, key employee or group of employees of the Company or the Subsidiary;

              (c) any material change, except in the ordinary course of business, in the contingent obligations of the Company or the Subsidiary by way of guaranty, endorsement, indemnity, warranty or otherwise;

              (d) any damage, destruction or loss, whether or not covered by insurance, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

              (e) any waiver by the Company or the Subsidiary of a valuable right or of a material debt owed to it;

              (f) any direct or indirect loans made by the Company or the Subsidiary to any stockholder, employee, officer or director of the Company or the Subsidiary, other than advances made in the ordinary course of business;

              (g)   any  material  change  in any  compensation  arrangement  or
                    agreement   with  any   employee,   officer,   director   or
                    stockholder of the Company or the Subsidiary;

              (h)   any   declaration  or  payment  of  any  dividend  or  other
                    distribution of the assets of the Company or the Subsidiary;

              (i) any labor organization activity related to the Company or the Subsidiary;

              (j) any debt, obligation or liability incurred, assumed or guaranteed by the Company or the Subsidiary, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

              (k) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets owned by the Company or the Subsidiary;


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


              (l) any change in any material agreement to which the Company or the Subsidiary is a party or by which either the Company or the Subsidiary is bound which either individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

              (m) any other event or condition of any character that, either individually or in the aggregate, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or

              (n)   any   arrangement  or  commitment  by  the  Company  or  the
                    Subsidiary to do any of the acts described in subsection (a) through (m) above.

         4.9  TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. Except as set forth on
Schedule 4.9, each of the Company and the Subsidiary has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than:

              (a) those resulting from taxes which have not yet become delinquent;

              (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company or the Subsidiary; and

              (c) those that have otherwise arisen in the ordinary course of business.

All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company and the Subsidiary are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. Except as set forth on Schedule 4.9, the Company and the Subsidiary are in compliance with all material terms of each lease to which it is a party or is otherwise bound.

         4.10 INTELLECTUAL PROPERTY. Each of the Company and the Subsidiary owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and to the Company's knowledge, as presently proposed to be conducted (the "Intellectual Property"), without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company or the Subsidiary bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

              (b) Neither the Company nor the Subsidiary has received any communications alleging that the Company or the Subsidiary has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company the Subsidiary aware of any basis therefor.

              (c) The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company or the Subsidiary, except for inventions, trade secrets or proprietary information that have been rightfully assigned to the Company or the Subsidiary.

         4.11 COMPLIANCE WITH OTHER INSTRUMENTS. Neither the Company nor the Subsidiary is in violation or default of (x) any term of its Charter or Bylaws, or (y) of any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause (y), has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance of and compliance with this Agreement and the Related Agreements to which it is a party, and the issuance and sale of the Note by the Company and the other Securities by the Company each pursuant hereto and thereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the Subsidiary or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

         4.12 LITIGATION. Except as set forth on Schedule 4.12 hereto, there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or the Subsidiary that prevents the Company or the Subsidiary from entering into this Agreement or the other Related Agreements, or from consummating the transactions contemplated hereby or thereby, or which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or any change in the current equity ownership of the Company or the Subsidiary, nor is the Company aware that there is any basis to assert any of the foregoing. Neither the Company nor the Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. Except as set forth on Schedule 4.12 hereto, there is no action, suit, proceeding or investigation by the Company or the Subsidiary currently pending or which the Company or the Subsidiary intends to initiate.

         4.13 TAX RETURNS AND PAYMENTS. Each of the Company the Subsidiary has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by the Company or the Subsidiary on or before the Closing, have been paid or will be paid prior to the time they become delinquent. Except as set forth on Schedule 4.13, neither the Company nor the Subsidiary has been advised:

              (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof; or

              (b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes.

The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

         4.14 EMPLOYEES. Except as set forth on Schedule 4.14, neither the Company nor the Subsidiary has any collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company or the Subsidiary. Except as disclosed in the Exchange Act Filings or on Schedule 4.14, neither the Company nor the Subsidiary is a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company's knowledge, no employee of the Company or the Subsidiary, nor any consultant with whom the Company or the Subsidiary has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company or the Subsidiary because of the nature of the business to be conducted by the Company or the Subsidiary; and to the Company's knowledge the continued employment by the Company or the Subsidiary of its present employees, and the performance of the Company's and the Subsidiary contracts with its independent contractors, will not result in any such violation. Neither the Company nor the Subsidiary is aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or the Subsidiary. Neither the Company nor the Subsidiary has received any notice alleging that any such violation has occurred. Except for employees who have a current effective employment agreement with the Company or the Subsidiary, no employee of the Company or any the Subsidiary has been granted the right to continued employment by the Company or the Subsidiary or to any material compensation following termination of employment with the Company or the Subsidiary. Except as set forth on Schedule 4.14, the Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company or the Subsidiary, nor does the Company or the Subsidiary have a present intention to terminate the employment of any officer, key employee or group of employees.

         4.15 REGISTRATION  RIGHTS  AND VOTING  RIGHTS.  Except as set forth on
Schedule 4.15 and except as disclosed in Exchange Act Filings, neither the Company nor the Subsidiary is presently under any obligation, and neither the Company nor the Subsidiary has granted any rights, to register any of the Company's presently outstanding securities or any of its securities that may hereafter be issued. Except as set forth on Schedule 4.15 and except as disclosed in Exchange Act Filings, to the Company's knowledge, no stockholder of the Company or the Subsidiary has entered into any agreement with respect to the voting of equity securities of the Company or the Subsidiary.

         4.16 COMPLIANCE WITH LAWS; PERMITS. Neither the Company nor the Subsidiary is in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or any other Related Agreement and the issuance of any of the Securities, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. Each of the Company and the Subsidiary has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         4.17 ENVIRONMENTAL AND SAFETY LAWS. Neither the Company nor the Subsidiary is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. Except as set forth on Schedule 4.17, no Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or the Subsidiary or, to the Company's knowledge, by any other person or entity on any property owned, leased or used by the Company or the Subsidiary. For the purposes of the preceding sentence, "Hazardous Materials" shall mean:

              (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; or

              (b)   any petroleum products or nuclear materials.

         4.18 VALID OFFERING. Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

         4.19 FULL DISCLOSURE. Each of the Company and the Subsidiary has provided the Purchaser with all information requested by the Purchaser in connection with its decision to purchase the Note and Warrant, including all information the Company and the Subsidiary believe is reasonably necessary to make such investment decision. Neither this Agreement, the Related Agreements, the exhibits and schedules hereto and thereto nor any other document delivered by the Company or the Subsidiary to Purchaser or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to the Purchaser by the Company or the Subsidiary were based on the Company's and the Subsidiary's experience in the industry and on assumptions of fact and opinion as to future events which the Company or the Subsidiary, at the date of the issuance of such projections or estimates, believed to be reasonable.

         4.20 INSURANCE. Each of the Company and the Subsidiary has general commercial, product liability, fire and casualty insurance policies with coverages which the Company believes are customary for companies similarly situated to the Company and the Subsidiary in the same or similar business.

         4.21 SEC REPORTS. Except as set forth on Schedule 4.21, the Company has filed all proxy statements, reports and other documents required to be filed by it under the Securities Exchange Act 1934, as amended (the "Exchange Act"). The Company has furnished the Purchaser with copies of: (i) its Annual Report on Form 10-KSB for its fiscal year ended December 31, 2003; and (ii) its Quarterly Report on Form 10-QSB for its fiscal quarter ended September 30, 2004, (collectively, the "SEC Reports"). Except as set forth on Schedule 4.21, each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.22 LISTING. The Company's Common Stock is traded on the National Association of Securities Dealers Over the Counter Bulletin Board ("NASD OTCBB") and satisfies all requirements for the continuation of such trading. The Company has not received any notice that its Common Stock will not be eligible to be traded on the NASD OTCBB or that its Common Stock does not meet all requirements for such trading.

         4.23 NO INTEGRATED OFFERING. Neither the Company, nor the Subsidiary or affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement or any of the Related Agreements to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or Subsidiary take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

         4.24 STOP TRANSFER. The Securities are restricted securities as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available, except as required by state and federal securities laws.

         4.25 DILUTION. The Company specifically acknowledges that its obligation to issue the shares of Common Stock upon conversion of the Note and exercise of the Warrant is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

         4.26 PATRIOT ACT. The Company certifies that, to the best of Company's knowledge, neither the Company nor the Subsidiary has been designated, and is not owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. The Company hereby acknowledges that the Purchaser seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Company hereby represents, warrants and agrees that: (i) none of the cash or property that the Company or the Subsidiary will pay or will contribute to the Purchaser has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and
(ii) no contribution or payment by the Company or any of the Subsidiary to the Purchaser, to the extent that they are within the Company's and/or the Subsidiary's control shall cause the Purchaser to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering
Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Company shall promptly notify the Purchaser if any of these representations ceases to be true and accurate regarding the Company or the Subsidiary. The Company agrees to provide the Purchaser any additional information regarding the Company or any the Subsidiary that the Purchaser deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The Company understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the Purchaser may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of the Purchaser's investment in the Company. The Company further understands that the Purchaser may release confidential information about the Company and the Subsidiary and, if applicable, any underlying beneficial owners, to proper authorities if the Purchaser, in its sole discretion, determines that it is in the best interests of the Purchaser in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

5. BROKER'S FEE. (a) The Company on the one hand, and each Subscriber (for himself only) on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees other than Westor Online, Inc. ("Broker") on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. The Company agrees that it will pay the Broker, in the aggregate, on each Closing Date a fee of ten percent (10%) of the Purchase Price and a non-accountable expense fee of two percent (2%) of the Purchase Price invested on each Closing Date (collectively, "Broker's Fees"). The Company represents that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the Offering except the Broker. Additionally, upon the exercise of the Warrants issued hereunder, the Broker shall receive a commission equal to ten percent (10%) of the cash consideration received by the company and a non-accountable expense fee equal to two percent (2%) of the cash consideration received by the Company.

              (b) BROKER'S  WARRANTS.  On the Initial  Closing Date,  the Broker
shall receive one warrant to purchase common shares for every 10 shares into which the Notes could be converted into on the closing date (the "Initial Broker Warrants"). Additionally, upon the exercise of any of the warrants issued hereunder, the Company shall issue to the Broker additional warrants as provided for herein (the "Additional Broker Warrants"). The Initial Broker Warrants and the Additional Broker Warrants shall be exercisable at 120 percent of the 5 day average closing price of Perfisan's Holding's common stock for the five (5) trading days immediately preceding the Closing Date. All the representations, covenants, warranties, undertakings, remedies, liquidated damages, indemnification, and other rights including but not limited to reservation requirements and registration rights made or granted to or for the benefit of the Subscribers are hereby also made and granted to the Broker in respect of the Broker's Warrants.

              (c) LEGAL AND ESCROW AGENT FEES. Upon the first closing, the Company will pay the Placement Agent the sum of $15,000 as partial reimbursement for legal and due diligence fees incurred by Placement Agent in connection with this Offering. The Company will also pay Kogan & Associates, LLC the sum of $1,000 on the Initial Closing Date for acting as Escrow Agent. Placement Agent will pay Grushko and Mittman, PC the amount of $10,000 for services rendered in connection with this offering.

6. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

         6.1 COMPLIANCE WITH SECURITIES ACT. The Purchaser understands and agrees that the shares of common stock issuable upon conversion of the Notes and upon exercise of the Warrants have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Purchaser contained herein), and that such securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. In any event, and subject to compliance with applicable securities laws, the Purchaser may enter into lawful hedging transactions, with third parties, which may in turn engage in short sales of the Company's Common Stock in the course of hedging the position they assume and the Purchaser may also enter into short positions or other derivative transactions relating to the Company's Common Stock, or interests in the Company's Common Stock, and deliver the Company's Common Stock, or interests in the Company's Common Stock to close out their short or other positions or otherwise settle short sales or other transactions, or loan or pledge the shares of common stock issuable upon conversion of the Notes and upon exercise of the Warrants, or interest in the shares of common stock issuable upon conversion of the Notes and upon exercise of the Warrants, to third parties that in turn may dispose of these shares of common stock issuable upon conversion of the Notes and upon exercise of the Warrants.

         6.2 REQUISITE POWER AND AUTHORITY THE PURCHASER. has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All corporate action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except:

              (a)   as   limited   by   applicable    bankruptcy,    insolvency,
                    reorganization,   moratorium   or  other   laws  of  general
                    application affecting enforcement of creditors' rights; and

              (b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

         6.3 INVESTMENT REPRESENTATIONS. Purchaser understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement, including, without limitation, that the Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser confirms that it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Note and the Warrant to be purchased by it under this Agreement and the Note Shares and the Warrant Shares acquired by it upon the conversion of the Note and the exercise of the Warrant, respectively. The Purchaser further confirms that it has had an opportunity to ask questions and receive answers from the Company regarding the Company's and the Subsidiary's business, management and financial affairs and the terms and conditions of the Offering, the Note, the Warrant and the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

         6.4 PURCHASER BEARS ECONOMIC RISK. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this investment until the Securities are sold pursuant to: (i) an effective registration statement under the Securities Act; (ii) converted in accordance with the terms thereof; or (iii) an exemption from registration is available with respect to such sale.

         6.5 ACQUISITION FOR OWN ACCOUNT. The Purchaser is acquiring the Note and Warrant and the Note Shares and the Warrant Shares for the Purchaser's own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

         6.6 PURCHASER CAN PROTECT ITS INTEREST. The Purchaser represents that by reason of its, or of its management's, business and financial experience, the Purchaser has the capacity to evaluate the merits and risks of its investment in the Note, the Warrant and the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement and the Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Related Agreements.

         6.7 ACCREDITED INVESTOR. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

         6.8 LEGENDS. (a) The Note shall bear substantially the following legend:


                    "THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS. THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE,
                    PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR SUCH SHARES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO PERFISANS HOLDINGS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

              (b) The Note Shares and the Warrant Shares, if not issued by DWAC system (as hereinafter defined), shall bear a legend which shall be in substantially the following form until such shares are covered by an effective registration statement filed with the SEC:

                    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO PERFISANS HOLDINGS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

              (c)  The Warrant shall bear substantially the following legend:

                    "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO PERFISANS HOLDINGS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

7. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Purchaser as follows:

         7.1 STOP-ORDERS. The Company will advise the Purchaser, immediately (on the same day) promptly after it receives notice of issuance by the Securities and Exchange Commission (the "SEC"), any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

         7.2 LISTING. The Company shall promptly secure the listing of the shares of Common Stock issuable upon conversion of the Note and upon the exercise of the Warrant on the NASD OTCBB (the "Principal Market") upon which shares of Common Stock are listed (subject to official notice of issuance) and shall maintain such listing so long as any other shares of Common Stock shall be so listed. The Company will maintain the listing of its Common Stock on the Principal Market, and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

         7.3 MARKET REGULATIONS. The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchaser and promptly provide copies thereof to the Purchaser.

         7.4 REPORTING REQUIREMENTS. The Company will timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination.

         7.5 USE OF FUNDS. The Company agrees that it will use the proceeds of the sale of (x) the Note for general working capital purposes and (y) the Warrant for general working capital purposes only.

         7.6 ACCESS TO FACILITIES. Each of the Company and the Subsidiary will permit any representatives designated by the Purchaser (or any successor of the Purchaser), upon reasonable notice and during normal business hours, at such person's expense and accompanied by a representative of the Company, to:

              (a) visit and inspect any of the properties of the Company or the Subsidiary;

              (b) examine the corporate and financial records of the Company or the Subsidiary (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom; and

              (c) discuss the affairs, finances and accounts of the Company or the Subsidiary with the directors, officers and independent accountants of the Company or the Subsidiary.

Notwithstanding the foregoing, neither the Company nor the Subsidiary will provide any material, non-public information to the Purchaser unless the Purchaser signs a confidentiality agreement and otherwise complies with Regulation FD, under the federal securities laws.

         7.7 TAXES. Each of the Company and the Subsidiary will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company and the Subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company and/or such Subsidiary shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company and the Subsidiary will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

         7.8 INSURANCE. Each of the Company and the Subsidiary will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as the Company and the Subsidiary; and the Company and the Subsidiary will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which the Company reasonably believes is customary for companies in similar business similarly situated as the Company and the Subsidiary and to the extent available on commercially reasonable terms. The Company, and the Subsidiary will jointly and severally bear the full risk of loss from any loss of any nature whatsoever with respect to the assets pledged to the Purchaser as security for its obligations hereunder and under the Related Agreements. At the Company's and the Subsidiary's joint and several cost and expense in amounts and with carriers reasonably acceptable to Purchaser, the Company and the Subsidiary shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Company's or the Subsidiary's including business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to the Company's or the respective Subsidiary's insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of the Company or the Subsidiary either directly or through governmental authority to draw upon such funds or to direct generally the disposition of such assets;
(iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which the Company or the respective Subsidiary is engaged in business; and (v) furnish Purchaser with (x) copies of all policies and evidence of the maintenance of such policies at least thirty
(30) days before any expiration date, (y) evidence that as to Purchaser the insurance coverage shall not be impaired or invalidated by any act or neglect of the Company or the Subsidiary.

         7.9 INTELLECTUAL PROPERTY. Each of the Company and the Subsidiary shall maintain in full force and effect its existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

         7.10 PROPERTIES. Each of the Company and the Subsidiary will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and each of the Company and the Subsidiary will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         7.11 CONFIDENTIALITY. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchaser, unless expressly agreed to by the Purchaser or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. Notwithstanding the foregoing, the Company may disclose Purchaser's identity and the terms of this Agreement to its current and prospective debt and equity financing sources.

         7.12 REQUIRED  APPROVALS.  For so long as the  principal  amount of the
Note is outstanding and the Warrants are exercisable, the Company, without the prior written consent of the Purchaser, shall not, and shall not permit the Subsidiary to:

              (a) (i) directly or indirectly declare or pay any dividends, other than dividends paid to the Company, (ii) issue any preferred stock that is manditorily redeemable prior to the one year anniversary of Maturity Date (as defined in the Note) or (iii) redeem any of its preferred stock or other equity interests

              (b) liquidate, dissolve or effect a material reorganization (it being understood that in no event shall the Company dissolve, liquidate or merge with any other person or entity (unless the Company is the surviving entity);

              (c) become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict the Company's or the Subsidiary's right to perform the provisions of this Agreement, any Related Agreement or any of the agreements contemplated hereby or thereby;

              (d) materially alter or change the scope of the business of the Company and the Subsidiary taken as a whole;

              (e) (i) create, incur, assume or suffer to exist any indebtedness (exclusive of trade debt and debt incurred to finance the purchase of equipment (not in excess of five percent (5%) of the fair market value of the Company's and the Subsidiary's assets) whether secured or unsecured other than (w) up to $5,000,000 principal amount of unsecured subordinated indebtedness subject to terms, conditions and documentation satisfactory to the Purchaser,
                    (x) the Company's indebtedness to the Purchaser, (y) indebtedness set forth on SCHEDULE 6.12(e) attached hereto and made a part hereof and any refinancings or replacements thereof on terms no less favorable to the Purchaser than the indebtedness being refinanced or replaced, and (z) any debt incurred in connection with the purchase of assets in the ordinary course of business, or any refinancings or replacements thereof on terms no less favorable to the Purchaser than the indebtedness being refinanced or replaced; (ii) cancel any debt owing to it in excess of $50,000 in the aggregate during any 12 month period; (iii) assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except the endorsement of negotiable instruments by the Company for deposit or collection or similar transactions in the ordinary course of business or guarantees of indebtedness otherwise permitted to be outstanding pursuant to this clause (e); and

              (f) create or acquire any Subsidiary after the date hereof unless (i) such Subsidiary is a wholly-owned Subsidiary of the Company and (ii) such Subsidiary becomes party to the Security Agreement (either by executing a counterpart thereof or an assumption or joinder agreement in respect thereof), executes such other documentation satisfactory to the Purchaser and, to the extent required by the Purchaser, satisfies each condition of this Agreement and the Related Agreements as if such Subsidiary were a Subsidiary on the Closing Date.

              (g) Except for a registration statement filed on behalf of the Purchaser, the Company will not file any registration statements or amend any already filed registration statement, including but not limited to Form S-8, with the Commission or with state regulatory authorities without the consent of the Purchaser until the sooner of (i) the Registration Statement shall have been current and available for use in connection with the public resale of the Shares and Warrant Shares for six (6) months, or (ii) until all the Shares have been resold or transferred by the Purchaser pursuant to the Registration Statement, or Rule 144, without regard to volume limitations ("EXCLUSION PERIOD"). The Exclusion Period will be tolled during the pendency of an Event of Default as defined in the Note.

              (h) OFFERING RESTRICTIONS. The Company will not enter into an agreement to, nor issue any equity, convertible debt or other securities convertible into common stock or equity of the Company not modify any of the foregoing which may be outstanding at anytime at a price or conversion price which is less than the Conversion Price of the Notes, without the prior written consent of the Purchaser. For so long as the Notes and Warrants are outstanding the Company will not enter into any equity line of credit or similar agreement, nor issue any floating or variable priced equity linked instruments nor any of the foregoing or equity with price reset rights.

              (i) FAVORED NATIONS PROVISIONS. If at any time which the Notes or Warrants are outstanding the Company shall offer, issue or agree to issue any common stock or series convertible into or exercisable for shares of common stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price in respect of the Shares, or if less than the Warrant exercise price in respect of the Warrant Shares, without the consent of the Purchaser holding Notes, Shares and/or Warrants or Warrant Shares , then the Company shall issue, for each such occasion, additional shares of Common Stock to the Purchaser so that the average per share purchase price of the shares of Common Stock issued to the Purchaser (of only the Common Stock or Warrant Shares still owned by the Purchaser) is equal to such other lower price per share and the Conversion Price and Warrant Exercise Price shall automatically be reduced to such other lower price per share. The average Purchase Price of the Shares and average exercise price in relation to the Warrant Shares shall be calculated separately for the Shares and Warrant Shares. The foregoing calculation and issuance shall be made separately for Shares received upon conversion and separately for Warrant Shares. The delivery to the Purchaser of the additional shares of Common Stock shall be not later than the closing date of the transaction giving rise to the requirement to issue additional shares of Common Stock. For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in the issuance of the additional shares of Common Stock upon sooner of the agreement to or actual issuance of such convertible security, warrant, right or option and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Conversion Price or Warrant exercise price in effect upon such issuance. The rights of the Purchaser set forth in this Section are in addition to any other rights the Purchaser has pursuant to this Agreement, the Note and any other agreement referred to or entered into in connection herewith.

         7.13   REISSUANCE  OF   SECURITIES.   The  Company  agrees  to  reissue
certificates  representing  the  Securities  without  the  legends  set forth in
Section 5.8 above at such time as:

              (a)   the  holder   thereof  is   permitted  to  dispose  of  such
                    Securities pursuant to Rule 144(k) under the Securities Act or any other applicable exemption; or

              (b) upon resale subject to an effective registration statement after such Securities are registered under the Securities Act.

The Company agrees to cooperate with the Purchaser in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive reasonably requested representations from the selling Purchaser and broker, if any.

         7.14 OPINION. On the Closing Date, the Company will deliver to the Purchaser an opinion acceptable to the Purchaser from the Company's external legal counsel. The Company will provide, at the Company's expense, such other legal opinions in the future as are deemed reasonably necessary by the Purchaser (and acceptable to the Purchaser) in connection with the conversion of the Note and exercise of the Warrant.

         7.15 MARGIN STOCK. The Company will not permit any of the proceeds of the Note or the Warrant to be used directly or indirectly to "purchase" or "carry" "margin stock" or to repay indebtedness incurred to "purchase" or "carry" "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

         7.16 FOREIGN SECURITY AGREEMENTS AND GUARANTEES. No later than 30 days following a request by the Purchaser, the Company shall cause each Subsidiary of the Company requested by the Purchaser and organized in a jurisdiction outside of the United States (collectively, the "Foreign Subsidiaries") to, to the extent permitted by applicable law, execute such documentation as the Purchaser deems necessary or desirable to (x) grant in favor of the Purchaser a security interest in all of such Foreign Subsidiary's assets, (y) cause the equity interests of any such Foreign Subsidiary to be pledged to the Purchaser and (y) cause such Foreign Subsidiary to guaranty the obligations of the Company set forth in this Agreement and the Related Agreements, in each case pursuant to documentation governed by the jurisdiction of organization of such Foreign Subsidiary (the preceding clauses (x) and (y), collectively, the "Foreign Documentation"). All such Foreign Documentation shall be in form and substance satisfactory to the Purchaser, and the Company agrees to cause the respective Foreign Subsidiary to deliver all such other documentation as is requested by the Purchaser in connection with the execution and delivery of such Foreign Documentation (including, without limitation, an opinion of counsel satisfactory to the Purchaser).

         7.17 RESERVATION. Prior to the Closing Date, the Company undertakes to reserve, pro rata, on behalf of each holder of a Note or Warrant, from its authorized but unissued common stock, a number of common shares equal to 150% of the amount of Common Stock necessary to allow each holder of a Note to be able to convert all such outstanding Notes and interest and reserve the amount of Warrant Shares issuable upon exercise of the Warrants. Failure to have sufficient shares reserved pursuant to this Section 7.17 for three (3) consecutive business days or ten (10) days in the aggregate shall be a material default of the Company's obligations under this Agreement and an Event of Default under the Note. It being acknowledged that the Company currently has approximately 10,000,000 share of common stock available for reservation, all of which will be reserved for conversion of the Notes and exercise of the Warrants and that once the Company takes the action required by 7.18 hereof the Company will reserve a sufficient number of additional shares to comply with this Section.

         7,18 INCREASE OF AUTHORIZED COMMON STOCK. The Company will increase its authorized capital to 150,000,000 shares of Common Stock within 30 days hereof. Failure to do so will constitute an Event of Default.

8. COVENANTS OF THE PURCHASER. The Purchaser covenants and agrees with the Company as follows:

         8.1 CONFIDENTIALITY. The Purchaser agrees that it will not disclose, and will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

         8.2 NON-PUBLIC INFORMATION. The Purchaser agrees not to effect any sales in the shares of the Company's Common Stock while in possession of material, non-public information regarding the Company if such sales would violate applicable securities law.

9. COVENANTS OF THE COMPANY AND PURCHASER REGARDING INDEMNIFICATION.

         9.1 COMPANY INDEMNIFICATION. The Company agrees to indemnify, hold harmless, reimburse and defend the Purchaser, each of the Purchaser's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which results, arises out of or is based upon: (i) any misrepresentation by the Company or the Subsidiary or breach of any warranty by the Company or the Subsidiary in this Agreement, any other Related Agreement or in any exhibits or schedules attached hereto or thereto; or (ii) any breach or default in performance by Company or the Subsidiary of any covenant or undertaking to be performed by Company or the Subsidiary hereunder, under any other Related Agreement or any other agreement entered into by the Company and/or the Subsidiary and Purchaser relating hereto or thereto.

         9.2 PURCHASER'S INDEMNIFICATION. Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon: (i) any misrepresentation by Purchaser or breach of any warranty by Purchaser in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement; or (ii) any breach or default in performance by Purchaser of any covenant or undertaking to be performed by Purchaser hereunder, or any other agreement entered into by the Company and Purchaser relating hereto. In no event shall the liability of any Purchaser or permitted successor hereunder or under this Agreement or other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Purchaser upon the sale of Registrable Securities (as defined herein).

10.  CONVERSION OF CONVERTIBLE NOTE MECHANICS OF CONVERSION.

              (a) Provided the Purchaser has notified the Company of the Purchaser's intention to sell the Note Shares and the Note Shares are included in an effective registration statement or are otherwise exempt from registration when sold: (i) upon the conversion of the Note or part thereof, the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel reasonably acceptable to the Purchaser following a request by the Purchaser) to assure that the Company's transfer agent shall issue shares of the Company's Common Stock in the name of the Purchaser (or its nominee) or such other persons as designated by the Purchaser in accordance with
                    Section 9.1(b) hereof and in such denominations to be specified representing the number of Note Shares issuable upon such conversion; and (ii) the Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that after the Effectiveness Date (as defined in the Registration Rights Agreement) the Note Shares issued will be freely transferable subject to the prospectus delivery requirements of the Securities Act and the provisions of this Agreement, and will not contain a legend restricting the resale or transferability of the Note Shares.

              (b) Purchaser will give notice of its decision to exercise its right to convert the Note or part thereof by telecopying or otherwise delivering an executed and completed notice of the number of shares to be converted to the Company (the "Notice of Conversion"). The Purchaser will not be required to surrender the Note until the Purchaser receives a credit to the account of the Purchaser's prime broker through the DWAC system (as defined below), representing the Note Shares or until the Note has been fully satisfied. Each date on which a Notice of Conversion is telecopied or delivered to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." Pursuant to the terms of the Notice of Conversion, the Company will issue instructions to the transfer agent accompanied by an opinion of counsel within one (1) business day of the date of the delivery to the Company of the Notice of Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Purchaser's prime broker with the Depository Trust
                    Company ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system within three (3) business days after receipt by the Company of the Notice of Conversion (the "Delivery Date").

              (c) The Company understands that a delay in the delivery of the Note Shares in the form required pursuant to Section 9 hereof beyond the Delivery Date could result in economic loss to the Purchaser. In the event that the Company fails to direct its transfer agent to deliver the Note Shares to the Purchaser via the DWAC system within the time frame set forth in Section

                    9.1(b) above and the Note Shares are not delivered to the Purchaser by the Delivery Date, as compensation to the Purchaser for such loss, the Company agrees to pay late payments to the Purchaser for late issuance of the Note Shares in the form required pursuant to Section 9 hereof upon conversion of the Note in the amount equal to the greater of: (i) $100 per business day after the Delivery Date for each $10,000 of the purchase price of the Unlegended Shares subject to delivery default; or (ii) the Purchaser's actual damages from such delayed delivery. Notwithstanding the foregoing, the Company will not owe the Purchaser any late payments if the delay in the delivery of the Note Shares beyond the Delivery Date is solely out of the control of the Company and the Company is actively trying to cure the cause of the delay. The Company shall pay any payments incurred under this Section in immediately available funds upon demand and, in the case of actual damages, accompanied by reasonable documentation of the amount of such damages. Such documentation shall show the number of shares of Common Stock the Purchaser is forced to purchase (in an open market transaction) which the Purchaser anticipated receiving upon such conversion, and shall be calculated as the amount by which (A) the Purchaser's total purchase price (including customary brokerage commissions, if any) for the shares of Common Stock so purchased exceeds
                    (B) the aggregate principal and/or interest amount of the Note, for which such Conversion Notice was not timely honored.

              (d) The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 10(a) hereof later than two business days after the Unlegended Shares Delivery Date could result in economic loss to the Purchaser. As compensation to the Purchaser for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Purchaser for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to delivery default. If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Agreement for an aggregate of thirty (30) days, then the Purchaser or assignee holding Securities subject to such default may, at its option require the Company to redeem all or any portion of the Shares and Warrant Shares subject to such default at a price per share equal to 125% of the Purchase Price of such Common Stock and Warrant Shares ("UNLEGENDED REDEMPTION AMOUNT"). The amount of the aforedescribed liquidated damages that have accrued or been paid for the twenty day period prior to the receipt by the Purchaser of the Unlegended Redemption Amount shall be credited against the
                    Unlegended Redemption Amount. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

              (e) In addition to any other rights available to the Purchaser, if the Company fails to deliver to the Purchaser Unlegended Shares as required pursuant to this Agreement, with seven
                    (7) business days after the Unlegended  Shares

                    Delivery Date and the Purchaser thereafter purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Purchaser of the shares of Common Stock which the Purchaser was entitled to receive from the Company (a "Buy-In"), then the Company shall pay in cash to the Purchaser (in addition to any remedies available to or elected by the Purchaser) the amount by which (A) the Purchaser's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares- together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Purchaser purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Purchaser $1,000, plus interest. The Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy-In.

              (f) In the event the Purchaser shall request delivery of Unlegended Shares the Company is required to deliver such Unlegended Shares pursuant to this Agreement, the Company may not refuse to deliver Unlegended Shares based on any claim that the Purchaser or any one associated or affiliated with the Purchaser has been engaged in any violation of law, or for any other reason unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares or exercise of all or part of said Warrant shall have been sought and obtained and the Company has posted a surety bond for the benefit of the Purchaser in the amount of 120% of the amount of the aggregate purchase price of the Common Stock and Warrant Shares which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to the Purchaser to the extent the Purchaser obtains judgment in the Purchaser's favor.

Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum amount permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to a Purchaser and thus refunded to the Company.

11. REGISTRATION RIGHTS.

         11.1 REGISTRATION   RIGHTS    GRANTED.   The  Company    hereby  grants
registration rights to the Purchaser pursuant to a Registration Rights Agreement dated as of even date herewith between the Company and the Purchaser.

         12. MISCELLANEOUS GOVERNING LAW. THIS AGREEMENT AND EACH RELATED AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION BROUGHT BY EITHER PARTY AGAINST THE OTHER CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND EACH RELATED AGREEMENT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK. BOTH PARTIES AND THE INDIVIDUALS EXECUTING THIS AGREEMENT AND THE RELATED AGREEMENTS ON BEHALF OF THE COMPANY AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY. IN THE EVENT THAT ANY PROVISION OF THIS AGREEMENT OR ANY RELATED AGREEMENT DELIVERED IN CONNECTION HEREWITH IS INVALID OR UNENFORCEABLE UNDER ANY APPLICABLE STATUTE OR RULE OF LAW, THEN SUCH PROVISION SHALL BE DEEMED INOPERATIVE TO THE EXTENT THAT IT MAY CONFLICT THEREWITH AND SHALL BE DEEMED MODIFIED TO CONFORM WITH SUCH STATUTE OR RULE OF LAW. ANY SUCH PROVISION WHICH MAY PROVE INVALID OR UNENFORCEABLE UNDER ANY LAW SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF THIS AGREEMENT OR ANY RELATED AGREEMENT.

         12.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         12.3 SUCCESSORS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time, other than the holders of Common Stock which has been sold by the Purchaser pursuant to Rule 144 or an effective registration statement. Purchaser may not assign its rights hereunder to a competitor of the Company.

         12.4 ENTIRE AGREEMENT. This Agreement, the Related Agreements, the exhibits and schedules hereto and thereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         12.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         12.6 AMENDMENT AND WAIVER.

              (a) This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

              (b) The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of the Purchaser.

              (c) The obligations of the Purchaser and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

         12.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

         12.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

              (a)   upon personal delivery to the party to be notified;

              (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;

              (c)   three (3) business days after having been sent by registered
                    or  certified  mail,  return  receipt   requested,   postage
                    prepaid; or

              (d)   one (1)  day  after  deposit  with a  nationally  recognized
                    overnight  courier,   specifying  next  day  delivery,  with
                    written verification of receipt.

All communications shall be sent as follows:

         IF TO THE COMPANY, TO:     Perfisans Holdings, Inc.
                                    4118, 14th Avenue Unit #4
                                    Markham, Ontario L3R 0J6


                                    Attention: To-Hon Lam
                                    Facsimile: (905)-943-7560

                                  WITH A COPY TO:
                                  Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP 101 East 52nd Street - 9th Floor
                                  New York, New York 10022
                                  Attention:  Arthur S. Marcus, Esq.
                                  Facsimile: (212) 813-9768

         IF TO THE PURCHASER, TO: [                  ]

                                  WITH A COPY TO:

                                  [                  ]


or at such other address as the Company or the Purchaser may designate by written notice to the other parties hereto given in accordance herewith.

         12.9 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         12.10 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         12.11 FACSIMILE SIGNATURES; COUNTERPARTS. This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         12.12 BROKER'S FEES. Except as set forth on Section 5 hereof, each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 11.12 being untrue.

         12.13 CONSTRUCTION. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and the Related Agreements and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

             [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, the parties hereto have executed the SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                                   PURCHASER:

PERFISANS HOLDINGS, INC.


By:                                      By:
       --------------------------------         --------------------------------
Name:                                    Name:
       --------------------------------         --------------------------------
Title:                                   Title:
       --------------------------------         --------------------------------

                                    EXHIBIT A

                            FORM OF CONVERTIBLE NOTE

                                    EXHIBIT B

                                 FORM OF WARRANT

                                    EXHIBIT C

                                 FORM OF OPINION

                                    EXHIBIT F

                            FORM OF ESCROW AGREEMENT

                                    EXHIBIT G

                      FORM OF REGISTRATION RIGHTS AGREEMENT



























                                      G-1